EX-99
   CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                           CERTIFICATION PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                         (18 U.S.C. SECTION 1350)

     In connection with the Quarterly Report of E.T. Corporation ("Company") on Form 10-QSB for the quarter ended December 31, 2002 as filed with the Securities and Exchange Commission ("Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 4, 2003                       /s/  Sidney B. Fowlds
                                              Sidney B. Fowlds, President


Dated: February 4, 2003                       /s/  Anthony V. Feimann
                                              Anthony V. Feimann,
                                              Secretary/Treasurer